Exhibit  4.1     Advisory  and  Consulting  Agreements


                         Number  of  Shares  and  Options
                         --------------------------------

          4.1     (a)     Barry  Clark            5,000,000

                  (b)     Mark  Baum             30,000,000
                                                 ----------

                                                 35,000,000